UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 23, 2011
TREEHOUSE FOODS, INC.
(Exact Name of Registrant as Specified in Charter)
Commission File Number: 001-32504

Delaware	20-2311383

(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

2021 Spring Road
Suite 600
Oak Brook, IL	60523

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (708) 483-1300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement
     On September 23, 2011, TreeHouse Foods, Inc. (NYSE: THS) (the “Company”) entered into an amendment (the “Amendment”) to its amended and restated credit agreement, dated as of October 27, 2010 (as amended and restated, the “Restated Credit Agreement”), with Bank of America, N.A., as administrative agent, and the other financial institutions parties thereto. The Amendment, among other things, (i) extends the maturity of the Company’s revolving credit facility from October 27, 2015 to September 23, 2016, and (ii) adjusts the interest rates payable on outstanding borrowings, as described below.
     After giving effect to the Amendment, outstanding borrowings under the Restated Credit Agreement generally will bear interest at a rate per annum equal to LIBOR, plus a margin ranging from 1.25% to 2.00% (inclusive of the facility fee), based on the Company’s consolidated leverage ratio, payable in arrears on the last day of the applicable interest period but in no event less frequently than every three months. In addition, the Company has other borrowing rates available under the Restated Credit Agreement, including a base rate plus the applicable margin. The material terms and conditions under the Restated Credit Agreement are otherwise substantially consistent with those contained in the Restated Credit Agreement prior to the Amendment.
     The description of the amendment set forth above is qualified in its entirety by reference to Amendment No. 1 to Amended and Restated Credit Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Section 2 — Financial Information
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
          The information set forth above in Item 1.01 is hereby incorporated by reference into this Item 2.03.
Section 9 —Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit	Exhibit
Number	Description
10.1	Amendment No. 1 to Amended and Restated Credit Agreement, dated as of September 23, 2011, by and among TreeHouse Foods, Inc., Bank of America, N.A., in its capacity as administrative agent, and each of the Lenders parties thereto

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TreeHouse Foods, Inc.
Date: September 23, 2011	By:	/s/ Thomas E. O’Neill
Thomas E. O’Neill
General Counsel, Senior Vice President, Chief Administrative Officer and officer duly authorized to sign on behalf of the registrant

INDEX TO EXHIBITS

Exhibit	Exhibit
Number	Description
10.1	Amendment No. 1 to Amended and Restated Credit Agreement, dated as of September 23, 2011 by and among TreeHouse Foods, Inc., Bank of America, N.A., in its capacity as administrative agent, and each of the Lenders parties thereto

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